UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January  17, 2014

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-34814	27-2631712

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Capitol Federal Financial, Inc. (the “Company”) held its Annual Meeting of Stockholders on January 21, 2014 (the “Annual Meeting”).  Holders of record of the Company’s common stock at the close of business on December 6, 2013 were entitled to vote on three items at the Annual Meeting.  Stockholders elected Jeffrey M. Johnson,  Michael T. McCoy, M.D., and Marilyn S. Ward each to a three-year term as director.  The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting.  The stockholders also ratified the appointment of Deloitte & Touche, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2014.  The final voting results of each item are set forth below.

	Number of Votes
	For	Withheld	Broker Non-Votes
Proposal 1.
Election of the following directors for the terms indicated:
Jeffrey M. Johnson (three years)	122,999,437	2,197,470	16,048,537
Michael T. McCoy, M.D. (three years)	114,533,333	10,663,575	16,048,537
Marilyn S. Ward (three years)	121,749,572	3,447,335	16,048,537

The following directors had their term of office continue after the meeting:
John B. Dicus
Morris J. Huey, II
James G. Morris
Reginald L. Robinson
Jeffrey R. Thompson

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
Proposal 2.
Stockholder approval, on advisory basis, of executive compensation	121,188,843	2,923,951	1,084,109	16,048,543

Proposal 3.
Ratification of Deloitte & Touche LLP as auditors	139,098,593	1,669,561	477,288	0

ITEM 7.01 REGULATION FD DISCLOSURE

On January 17, 2014, the Company issued the press release attached hereto as Exhibit 99.1(a) and incorporated herein by reference announcing the availability of the Company’s Annual Meeting presentation on the Company’s website at 10:00 a.m. Central time on January 21, 2014.  Attached hereto as Exhibit 99.1(b) and incorporated herein by reference are the slides for the Company’s presentation at the Annual Meeting.

On January 21, 2014, the Company issued the press release attached hereto as Exhibit 99.2 and incorporated herein by reference announcing a cash dividend of $0.075 per share, payable on February 21, 2014 to holders of record of the Company’s common stock as of the close of business on February 7, 2014.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 99.1(a) - Annual Meeting Presentation Availability Press Release dated January 17, 2014

Exhibit 99.1(b) - Annual Meeting Slide Presentation

Exhibit 99.2 - Dividend Press Release dated January 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.
Date: January 23, 2014	By: /s/ Kent G. Townsend

Kent G. Townsend, Executive Vice-President,
Chief Financial Officer, and Treasurer